Supplemental Information

Columbia Property Trust, Inc. Table of Contents Introduction Executive Summary 3 Company Profile & Investor Contacts 4 Capitalization Analysis & Research Coverage 5 2020 Guidance 6 Financial Information Consolidated Balance Sheet - GAAP 7 Elements of Pro-Rata Balance Sheet - CXP's Interest in Unconsolidated Joint Ventures 8 Consolidated Statements of Operations - GAAP 9 Elements of Pro-Rata Statement of Operations - CXP's Interest in Unconsolidated Joint Ventures 10 Normalized Funds From Operations (NFFO) & Adjusted Funds From Operations (AFFO) 11 Net Operating Income 12 - 13 Management Fee Income 14 Capital Expenditure Summary 15 Debt Overview 16 Debt Covenant Compliance 17 Debt Maturities 18 Summary of Unconsolidated Joint Ventures 19 Operational & Portfolio Information Property Overview - Gross Real Estate Assets, Net Operating Income & Annualized Lease Revenue 20 Property Overview - Square Feet & Occupancy 21 Occupancy Summary 22 Leasing Summary 23 Lease Expiration Schedule 24 Lease Expiration by Market 25 Top 20 Tenants & Tenant Industry Profile 26 Transaction Activity (1/1/18 - 10/29/20) 27 - 28 Development Projects 29 Additional Information Reconciliation of Net Income to Normalized Funds From Operations (NFFO) 30 Reconciliation of Cash Flows From Operations to Adjusted Funds From Operations (AFFO) 30 Reconciliation of Net Operating Income (based on GAAP rents) to Net Operating Income (based on cash rents) 31 Reconciliation of Funds From Operations (FFO) to Adjusted Funds From Operations (AFFO) 31 Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned properties 32 - 33 Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned properties 34 - 35 Definitions 36 Forward Looking Statements: This supplemental package contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, future plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as, our business and financial strategy; our guidance and underlying assumptions; expectations on timing of completion of announced acquisitions; expectations on occupancy rates and additional growth in same store net operating income; the impact of the COVID-19 pandemic on our results of operations; our ability to obtain future financing; future acquisitions and dispositions of operating assets; future repurchases of common stock; and market and industry trends. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this supplemental package is published, and which are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected or anticipated. These risks and uncertainties include, without limitation: risks affecting the real estate industry and the office sector, in particular (such as the inability to enter into new leases, dependence on tenants' financial condition, and competition from other owners of real estate); risks relating to lease terminations, lease defaults, or changes in the financial condition of our tenants, particularly by a significant tenant; risks relating to our ability to maintain and increase property occupancy rates and rental rates; adverse economic or real estate market developments in our target markets; the risks of pandemics or other public health emergencies, including the continued spread and impact of, and the governmental and third -party response to, the COVID-19 pandemic; the impact of social distancing, shelter-in-place, border closings, travel restrictions, remote work requirements and similar governmental and private measures taken to combat the spread of COVID-19; risks relating to the use of debt to fund acquisitions; availability and terms of financing; the ability to refinance indebtedness as it comes due; sensitivity of our operations and financing arrangements to fluctuations in interest rates; reductions in asset valuations and related impairment charges; risks relating to construction, development, and redevelopment activities; risks associated with joint ventures, including disagreements with, or misconduct by, joint venture partners; risks relating to repositioning our portfolio; risks relating to reduced demand for, or over supply of, office space in our markets; risks relating to acquisition and disposition activities; the ability to successfully integrate our operations and employees in connection with the acquisition of Normandy Real Estate Management, LLC (“Normandy”); the ability to realize anticipated benefits and synergies of the acquisition of Normandy; amount of the costs, fees, expenses, and charges related to the acquisition of Normandy; risks associated with our ability to continue to qualify as a real estate investment trust (“REIT”); risks associated with possible cybersecurity attacks against us or any of our tenants; potential liability for uninsured losses and environmental contamination; potential adverse impact of market interest rates on the market price for our securities; and risks associated with our dependence on key personnel whose continued service is not guaranteed. We do not intend to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional risks and uncertainties that may cause actual results to differ from expectation, see our Annual Report on Form 10-K for the year ended December 31, 2019, our Quarterly Reports on Form 10-Q and subsequently filed periodic reports. On the Cover: University Circle, San Francisco. Supplemental Information - Q3 2020 2

Columbia Property Trust, Inc. Q3 2020 Executive Summary Financial Highlights & Guidance: • For the third quarter of 2020, net income per diluted share was $0.05 (page 9), Normalized FFO (NFFO)(1) per diluted share/unit was $0.42 (page 11), cash flows from operations were $35.7 million (page 30), Adjusted FFO (AFFO)(1) was $38.9 million (page 11), and same store net operating income (based on cash rents) increased 1.9% (page 12). • Our year-to-date results continue to track favorably with our prior full year 2020 guidance and we have revised certain key metrics higher (page 6). Transactional and Operational Highlights: • We continue to monitor the COVID-19 pandemic and its impact on our business, tenants, and industry as a whole. We have collected 97.6% (98.7% office tenants) of our third quarter rents and executed deferral agreements on another 1.5%. • In August 2020, we extended the term of the ground lease at 116 Huntington Avenue in Boston to 99 years, expiring in 2119, for a $10.0 million payment. • In October 2020, we expanded on our partnership with Allianz by contributing 221 Main Street to a joint venture and selling a 45% interest therein to Allianz for $180.0 million (page 28). The proceeds from this sale were used to pay down our line of credit. Capital Structure: • As of September 30, 2020, we held a combined cash balance of $302.3 million (pages 7-8) and had $149.0 million available on our line of credit (page 16). After the pay down of our line of credit borrowings in October 2020, we have $325.0 million available on our line of credit as of October 29, 2020. • As of September 30, 2020, pro forma for the 221 Main Street transaction, our net debt(2) to real estate asset ratio was 31.5%, with no mortgage debt on any of our consolidated properties. • We paid quarterly dividends of $0.21 per share ($0.84 annualized) (page 5). (1) For definitions and reconciliations of these non-GAAP financial metrics see pages 30 - 36. (2) Net debt is calculated by reducing our debt balance for cash on hand. Supplemental Information – Q3 2020 3

Columbia Property Trust, Inc. Company Profile & Investor Contacts Company Overview Columbia Property Trust (NYSE: CXP) creates value through owning, operating and developing Class-A office buildings in New York, San Francisco, Washington D.C., and Boston. The Columbia team is deeply experienced in transactions, asset management and repositioning, leasing, development, and property management. It employs these competencies to grow value across its high-quality, well-leased portfolio of 15 operating properties that contain 6.2 million rentable square feet, as well as four properties under development or redevelopment, and also has approximately eight million square feet under management for private investors and third parties. Columbia has investment-grade ratings from both Moody’s and S&P Global Ratings. For more information, please visit www.columbia.reit. When evaluating the Company’s performance and capital resources, management considers the financial impact of investments held directly and through subsidiaries. This report includes financial and operating information of our wholly-owned investments, and of our proportional interests in investments owned through consolidated and unconsolidated subsidiaries as appropriate. We calculate Funds From Operations (“FFO”) based on amounts attributable to our common stockholders, which includes earnings from investments owned directly, and our proportional share of earnings from investments owned through consolidated and unconsolidated subsidiaries. We recognize that proportional financial data may not depict all of the legal and economic implications of our interests in partially owned subsidiaries. Executive and Senior Management E. Nelson Mills James A. Fleming Jeffrey K. Gronning Gavin Evans Kevin A. Hoover Chief Executive Officer, Executive Vice President Executive Vice President Executive Vice President Executive Vice President President and Director Chief Financial Officer Chief Investment Officer Acquisitions Portfolio Management David T. Cheikin David S. Dowdney Travis W. Feehan Wendy W. Gill Patrick J. Keeley Senior Vice President Senior Vice President Senior Vice President Senior Vice President Senior Vice President Asset Management and West Coast Asset Management Chief Accounting Officer Asset Management Leasing Stephen K. Smith Amy C. Tabb Paul H. Teti Stephen P. Trapp Elka L. Wilson Senior Vice President Senior Vice President Senior Vice President Senior Vice President Senior Vice President Property Management Business Development Asset Management and Construction Corporate Operations Leasing Board of Directors Carmen M. Bowser John L. Dixon David B. Henry Murray J. McCabe E. Nelson Mills Independent Director Independent Director Independent Director Independent Director Chief Executive Officer Chairman President Constance B. Moore Michael S. Robb Thomas G. Wattles Francis ("Finn") X. Wentworth Independent Director Independent Director Independent Director Non-Executive Director Investor Relations Shareholder Services Corporate Counsel James A. Fleming T 855-347-0042 (toll free) King & Spalding LLP Executive Vice President & Chief Financial Officer F 816-701-7629 1180 Peachtree Street T 404-465-2126 E shareholders@columbia.reit Atlanta, GA 30309 E Jim.Fleming@columbia.reit T 404-572-4600 www.kslaw.com Matt W. Stover Senior Director - Finance & Investor Relations T 404-465-2227 E Matt.Stover@columbia.reit Supplemental Information - Q3 2020 4

Columbia Property Trust, Inc. Capitalization Analysis & Research Coverage Unaudited ($ & shares in thousands except for per-share data and percentages) Three Months Ended 9/30/2020 6/30/2020 3/31/2020 12/31/2019 9/30/2019 Common Stock Data Weighted-Average Shares Outstanding - Basic 113,925 113,903 114,471 115,557 116,522 Weighted-Average Shares Outstanding - Diluted 113,925 113,903 114,486 115,802 116,821 Weighted-Average Shares/Units Outstanding - Basic (1) 117,189 117,167 116,910 - - Weighted-Average Shares/Units Outstanding - Diluted (1) 117,189 117,167 116,925 - - High Closing Price $13.42 $15.92 $22.47 $21.23 $22.06 Low Closing Price $10.54 $10.97 $8.00 $20.03 $20.70 Average Closing Price $11.93 $13.17 $18.76 $20.51 $21.33 Closing Price (as of period end) $10.91 $13.14 $12.50 $20.91 $21.15 Dividends / Share (annualized) $0.84 $0.84 $0.84 $0.84 $0.80 Dividend Yield (annualized) (2) 7.7% 6.4% 6.7% 4.0% 3.8% Shares/Units Outstanding (2) 117,729 117,728 117,677 115,281 116,909 Market Value of Shares/Units (2) $1,284,423 $1,546,946 $1,470,963 $2,410,526 $2,472,625 Total Market Capitalization (2) (3) $3,224,217 $3,483,593 $3,402,512 $4,116,654 $3,842,256 Common Stock Repurchases Shares Purchased - - 1,194 1,616 - Weighted-Average Price Per Share - - $19.47 $20.72 - Total Value of Shares Purchased - - $23,252 $33,484 - Equity Research Coverage BMO Capital Markets Inc. Evercore ISI Goldman Sachs Morgan Stanley John P. Kim Sheila McGrath Rick Skidmore Vikram Malhotra 212-885-4115 212-497-0882 801-741-5459 212-761-7064 SunTrust Robinson Humphrey Michael R. Lewis 212-319-5659 Debt Research Coverage J.P. Morgan Securities Wells Fargo Mark Streeter Thierry Perrein 212-834-5086 704-410-3262 Rating Agencies Moody's Investor Services S&P Global Ratings Lori Marks Fernanda Hernandez 212-553-1098 212-438-1347 (1) Calculated by adding the time-weighted 3.264 million OP units issued on January 24, 2020, to the respective WASO amount. (2) Based on closing price and ending shares/units for the last trading day of quarter. (3) Market value of shares/units plus gross debt as of quarter end. Supplemental Information - Q3 2020 5

Columbia Property Trust, Inc. 2020 Guidance Unaudited Twelve Months Ending 12/31/2020 Per share Low High Net income $0.17 $0.20 Real estate depreciation & amortization 1.24 1.24 Gain on sale of real estate assets (0.11) (0.11) Funds From Operations $1.30 $1.33 Non-cash compensation expense - OP units (1) 0.10 0.10 Acquisition costs (1) 0.11 0.11 Normalized Funds From Operations $1.51 $1.54 2020 Portfolio Assumptions l Same Store NOI - Cash 8% - 10% l Leased percentage at year end: 95% - 97% l G&A expense - corporate $35M - $37M l Weighted-average common shares & units outstanding - diluted: 117M - 118M Investor Conference Call and Webcast: The Company will host a conference call and live audio webcast, both open for the general public to hear, on Thursday, October 29, 2020, at 5:00 p.m. ET to discuss financial results and business highlights. The number to call for this interactive teleconference is (825) 312-2053 and entering the conference ID, 1149687. A webcast of the call will also be available at the company's website, www.columbia.reit. NOTE: These estimates reflect management's view of current market conditions and incorporate certain economic and operational assumptions and projections, including assumed impacts on our business from the COVID-19 pandemic. This annual guidance includes the continued repositioning of the portfolio based on the above assumptions. Actual results could differ from these estimates. In particular, the extent to which the COVID-19 pandemic ultimately impacts the Company’s business is uncertain and depends on numerous evolving factors which are difficult to predict, including the duration and scope of the pandemic and of actions taken in response to it. Actual results could be materially impacted by the COVID-19 pandemic in ways that the Company’s management could not foresee or predict at this time. Individual quarters may also fluctuate on both a cash basis and a GAAP basis due to the timing of dispositions, lease commencements and expirations, the timing of repairs and maintenance, capital expenditures, capital markets activities and one-time revenue or expense events. In addition, the Company's guidance is based on information available to management as of the date of this release. See "Forward Looking Statements" on page 2 for more information on risks and uncertainties that the Company faces. (1) Related primarily to Normandy acquisition that was completed on January 24, 2020. Supplemental Information - Q3 2020 6

Columbia Property Trust, Inc. Consolidated Balance Sheet - GAAP Unaudited (in thousands) As of Period End 9/30/2020 6/30/2020 3/31/2020 12/31/2019 9/30/2019 Assets: Real estate assets, at cost: Land (1) $ 809,843 $ 870,352 $ 870,352 $ 870,352 $ 803,986 Buildings and improvements (1) 1,826,234 2,015,194 2,007,788 2,000,455 1,937,772 Buildings and improvements, accumulated depreciation (288,522) (315,457) (298,089) (281,248) (344,037) Intangible lease asset 107,882 112,755 118,076 119,684 107,069 Intangible lease asset, accumulated amortization (58,005) (58,853) (60,794) (58,659) (56,343) Construction in progress (2) 79,628 70,019 65,592 53,621 33,663 Real estate assets held for sale 254,549 - - 295,499 - Real estate assets held for sale, accumulated depreciation (46,071) - - (80,543) - Total real estate assets $ 2,685,538 $ 2,694,010 $ 2,702,925 $ 2,919,161 $ 2,482,110 Operating lease assets 39,529 29,897 30,090 29,470 29,710 Investment in unconsolidated joint ventures (page 8) 1,084,987 1,088,126 1,087,694 1,054,460 1,058,570 Cash and cash equivalents 272,790 277,677 292,814 12,303 147,485 Tenant receivables, net of allowance for doubtful accounts 2,403 4,230 4,322 2,464 2,474 Straight line rent receivable 78,374 83,239 80,935 77,330 87,076 Prepaid expenses and other assets 33,105 39,243 29,133 21,484 33,404 Intangible lease origination costs 57,714 58,585 60,338 61,702 56,147 Intangible lease origination costs, accumulated amortization (34,376) (33,679) (33,952) (33,731) (32,630) Deferred lease costs 89,300 99,391 100,848 93,117 86,520 Deferred lease costs, accumulated amortization (17,701) (18,836) (17,962) (16,732) (25,065) Other assets held for sale 18,544 - - 34,139 - Other assets held for sale, accumulated amortization (2,957) - - (10,222) - Goodwill 63,806 63,806 63,806 - - Total assets $ 4,371,056 $ 4,385,689 $ 4,400,991 $ 4,244,945 $ 3,925,801 Liabilities: Line of credit and notes payable $ 951,000 $ 951,000 $ 951,000 $ 784,000 $ 450,000 Bonds payable 700,000 700,000 700,000 700,000 700,000 Discount and fees on notes and bonds payable (5,713) (6,065) (6,411) (6,760) (7,110) Operating lease liabilities 2,487 2,783 2,887 2,186 2,335 Accounts payable, accrued expenses, and accrued capital 92,149 93,122 90,291 70,845 53,281 expenditures Distributions payable - - - 24,209 - Deferred income 14,075 17,658 18,593 16,955 14,772 Intangible lease liabilities 27,733 32,266 36,287 36,966 28,902 Intangible lease liabilities, accumulated amortization (11,038) (13,577) (16,043) (15,127) (13,913) Liabilities held for sale 4,790 - - 3,054 - Liabilities held for sale, accumulated amortization (718) - - - - Total liabilities $ 1,774,765 $ 1,777,187 $ 1,776,604 $ 1,616,328 $ 1,228,267 Equity: Common stock $ 1,145 $ 1,145 $ 1,144 $ 1,153 $ 1,169 Additional paid in capital 4,373,425 4,371,233 4,369,155 4,392,322 4,424,372 Cumulative distributions in excess of earnings (1,824,741) (1,806,071) (1,787,119) (1,769,234) (1,723,248) Other comprehensive loss (20,341) (21,985) (20,509) (1,101) (4,759) Total Columbia Property Trust, Inc. stockholders' equity $ 2,529,488 $ 2,544,322 $ 2,562,671 $ 2,623,140 $ 2,697,534 Noncontrolling interest in Columbia Operating Partnership 61,761 59,020 56,465 - - Noncontrolling interest in consolidated joint venture 5,042 5,160 5,251 5,477 - Total equity $ 2,596,291 $ 2,608,502 $ 2,624,387 $ 2,628,617 $ 2,697,534 Total liabilities and equity $ 4,371,056 $ 4,385,689 $ 4,400,991 $ 4,244,945 $ 3,925,801 (1) As of September 30, 2020, the following amounts relate to the redevelopment of 149 Madison and 101 Franklin, respectively: $59.1 million and $57.1 million in land; $29.0 million and $149.4 million in buildings and improvements. (2) As of September 30, 2020, the following amounts relate to the redevelopment of 149 Madison, 101 Franklin and 80 M Street, respectively: $27.8 million, $10.3 million, and $13.9 million in construction in progress. Supplemental Information - Q3 2020 7

Columbia Property Trust, Inc. Elements of Pro-Rata Balance Sheet - CXP's Interest in Unconsolidated Joint Ventures (1) Unaudited (in thousands) As of Period End 9/30/2020 6/30/2020 3/31/2020 12/31/2019 9/30/2019 Assets: Real estate assets, at cost: Land (2) $ 311,109 $ 311,109 $ 311,109 $ 297,785 $ 297,785 Buildings and improvements (2) 847,198 846,481 845,971 778,459 777,709 Buildings and improvements, accumulated depreciation (101,972) (95,620) (88,857) (79,491) (73,365) Intangible lease asset 42,717 43,402 44,125 41,944 41,944 Intangible lease asset, accumulated amortization (17,368) (16,607) (15,879) (13,716) (12,483) Construction in progress (2) 57,769 50,937 44,622 29,291 24,408 Total real estate assets $ 1,139,453 $ 1,139,702 $ 1,141,091 $ 1,054,272 $ 1,055,998 Operating lease assets 57,340 58,142 58,944 59,746 60,577 Cash and cash equivalents 29,523 27,158 23,526 23,755 20,994 Tenant receivables, net of allowance for doubtful accounts 806 1,820 1,727 1,473 1,315 Straight line rent receivable 24,000 23,337 23,098 22,456 21,778 Prepaid expenses and other assets 5,962 7,764 6,588 4,314 3,627 Intangible lease origination costs 30,485 30,699 30,916 30,240 30,240 Intangible lease origination costs, accumulated amortization (12,331) (11,630) (10,939) (9,821) (8,988) Deferred lease costs 25,042 25,113 24,050 23,825 23,332 Deferred lease costs, accumulated amortization (9,002) (8,473) (7,738) (7,151) (6,568) Total assets $ 1,291,278 $ 1,293,632 $ 1,291,263 $ 1,203,109 $ 1,202,305 Liabilities: Line of credit and notes payable $ 288,794 $ 285,646 $ 280,549 $ 222,010 $ 219,631 Fees on notes payable (1,120) (1,634) (2,143) (1,816) (2,069) Operating lease liabilities 168,408 167,810 167,213 166,615 166,046 Accounts payable, accrued expenses, and accrued capital 13,310 16,391 17,999 13,392 12,710 expenditures Deferred income 5,451 6,026 5,653 6,276 4,859 Intangible lease liabilities 36,545 38,156 39,824 34,177 34,177 Intangible lease liabilities, accumulated amortization (15,961) (15,901) (15,929) (12,721) (11,724) Total liabilities $ 495,427 $ 496,494 $ 493,166 $ 427,933 $ 423,630 Total equity $ 795,851 $ 797,138 $ 798,097 $ 775,176 $ 778,675 Basis differences, net of $6,467 of accumulated amortization (3) 288,098 290,562 288,919 279,284 279,895 Investment in unconsolidated Real Estate Services 1,038 426 678 - - Joint Ventures Investment in unconsolidated joint ventures (page 7) $ 1,084,987 $ 1,088,126 $ 1,087,694 $ 1,054,460 $ 1,058,570 $ - (1) Reflects CXP's ownership share of assets and liabilities for properties held in unconsolidated joint ventures (see page 19). (2) As of September 30, 2020, the following amounts relate to the development of 799 Broadway and Terminal Warehouse, respectively: $72.6 million and $13.3 million in land, $0 million and $65.4 million in buildings and improvements, and $44.9 million and $10.3 million in construction in progress. (3) Reflects differences between historical costs recorded at the joint venture level and CXP's investment in the joint ventures. Basis differences result from differences in the timing of acquisition of interests in the joint venture, and formation costs incurred by CXP, and are amortized to income (loss) from unconsolidated joint ventures over the life of the related asset or liability. Supplemental Information - Q3 2020 8

Columbia Property Trust, Inc. Consolidated Statements of Operations - GAAP Unaudited (in thousands, except per-share amounts) Three Months Ended 9/30/2020 6/30/2020 3/31/2020 12/31/2019 9/30/2019 Revenues: Lease revenues (1) $ 72,452 $ 68,924 $ 68,007 $ 65,723 $ 68,963 Management fee revenues (2) 9,632 10,447 8,240 1,863 1,914 Other property income (1) (2) - - 7 1,139 1,072 Total revenues $ 82,084 $ 79,371 $ 76,254 $ 68,725 $ 71,949 Operating expenses: Property operating costs 22,021 21,220 22,697 23,413 23,249 Depreciation 17,378 17,379 18,330 18,780 19,773 Amortization 9,584 7,405 6,721 5,856 7,485 Impairment loss on real estate assets - - - 20,577 23,364 General and administrative - corporate 8,325 7,964 9,424 9,072 7,103 Non-cash compensation expense - OP units 3,190 3,155 2,358 - - Management fee expense 7,785 9,231 6,945 1,081 839 Acquisition costs 391 358 12,081 3,961 2,437 Total operating expenses $ 68,674 $ 66,712 $ 78,556 $ 82,740 $ 84,250 Other income (expense): Interest expense (9,483) (9,522) (9,555) (9,889) (10,289) Interest and other income (123) (154) (158) 172 - Income tax expense (383) 185 2,243 (3) (2) Income from unconsolidated joint ventures (p. 10) 2,002 1,890 2,656 1,825 2,194 Gain on sale of real estate assets - 17 13,344 - 112 Total other income (expense) $ (7,987) $ (7,584) $ 8,530 $ (7,895) $ (7,985) Net income (loss) $ 5,423 $ 5,075 $ 6,228 $ (21,910) $ (20,286) Less: Net income attributable to non-controlling interest in the (191) (126) (71) - - Operating Partnership Less: Net loss attributable to non-controlling interest in 135 136 133 133 - consolidated joint venture Net income (loss) attributable to CXP stockholders $ 5,367 $ 5,085 $ 6,290 $ (21,777) $ (20,286) Weighted-average common shares outstanding - basic 113,925 113,903 114,471 115,557 116,522 Net income (loss) per share - basic $ 0.05 $ 0.04 $ 0.05 $ (0.19) $ (0.17) Weighted-average common shares outstanding - diluted 113,925 113,903 114,486 115,802 116,821 Net income (loss) per share - diluted $ 0.05 $ 0.04 $ 0.05 $ (0.19) $ (0.17) (1) Lease revenues include base rent, tenant reimbursements, and lease termination income ($6.4 million - Q3 '20, $6.8 million - Q2 '20, $0.3 million - Q3 '19). (2) Reimbursements of management fee salaries and admin costs are recorded as Management fee revenues (through 12/31/19, such reimbursements were included in Other property income). Supplemental Information - Q3 2020 9

Columbia Property Trust, Inc. Elements of Pro-Rata Statement of Operations - CXP's Interest in Unconsolidated Joint Ventures (1) Unaudited (in thousands, except per-share amounts) Three Months Ended 9/30/2020 6/30/2020 3/31/2020 12/31/2019 9/30/2019 Revenues: Lease revenues (2) $ 29,070 $ 29,412 $ 29,273 $ 29,080 $ 28,727 Total revenues $ 29,070 $ 29,412 $ 29,273 $ 29,080 $ 28,727 Operating expenses: Property operating costs 12,133 11,763 11,588 11,822 11,166 Asset management fee expense (3) 509 507 510 1,079 1,066 Depreciation 8,680 9,188 8,741 8,607 8,548 Amortization 4,115 4,296 4,056 4,006 4,026 General and administrative 95 62 200 80 77 Total operating expenses $ 25,532 $ 25,816 $ 25,095 $ 25,594 $ 24,883 Other income (expense): Interest expense (2,334) (2,224) (1,914) (1,709) (1,709) (Gain) loss on interest rate cap (9) (4) 13 (1) (4) Interest and other income 1 14 44 56 70 Total other income (expense) $ (2,342) $ (2,214) $ (1,857) $ (1,654) $ (1,643) Income before income tax expense $ 1,196 $ 1,382 $ 2,321 $ 1,832 $ 2,201 Income tax benefit (expense) (3) (6) (7) (7) (7) Income from unconsolidated Real Estate Services 809 514 342 - - Joint Ventures (4) Income from unconsolidated joint ventures (p. 9) $ 2,002 $ 1,890 $ 2,656 $ 1,825 $ 2,194 (1) Reflects CXP's ownership share of revenues, expenses and amortization of basis differences (see page 8, footnote 3) for properties held in unconsolidated joint ventures (see page 19). (2) Lease revenues include base rent and tenant reimbursements. (3) Through 12/31/19 amounts included property management fee expenses, which are included in property operating costs effective 1/1/20. (4) See Management Fee Income schedule on page 14. Supplemental Information - Q3 2020 10

Columbia Property Trust, Inc. Normalized Funds From Operations (NFFO) & Adjusted Funds From Operations (AFFO) Unaudited (in thousands, except per-share amounts) Three Months Ended 9/30/2020 6/30/2020 3/31/2020 12/31/2019 9/30/2019 Net Operating Income (based on GAAP rents) $ 67,366 $ 65,356 $ 63,009 $ 60,634 $ 64,282 Management fee revenues 9,632 10,447 8,240 1,863 1,914 Income from unconsolidated Real Estate Services Joint Ventures (1) 809 514 342 - - General and administrative - corporate (8,325) (7,964) (9,424) (9,072) (7,103) Management fee expense (7,785) (9,231) (6,945) (1,081) (839) Interest expense (net) (9,607) (9,676) (9,713) (9,717) (10,289) Income tax expense (383) 185 2,243 (3) (2) Adjustments included in income (loss) from unconsolidated joint (2,936) (2,782) (2,589) (2,739) (2,724) ventures Normalized FFO $ 48,771 $ 46,849 $ 45,163 $ 39,885 $ 45,239 Normalized FFO per share/unit (Basic) $ 0.42 $ 0.40 $ 0.39 $ 0.35 $ 0.39 Normalized FFO per share/unit (Diluted) $ 0.42 $ 0.40 $ 0.39 $ 0.34 $ 0.39 Net Operating Income (based on cash rents) $ 58,164 $ 59,582 $ 56,351 $ 54,878 $ 58,996 Management fee revenues 9,632 10,447 8,240 1,863 1,914 Income from unconsolidated Real Estate Services Joint Ventures (1) 809 514 342 - - General and administrative - corporate (8,325) (7,964) (9,424) (9,072) (7,103) Management fee expense (7,785) (9,231) (6,945) (1,081) (839) Non-cash operating lease expense in G&A (30) (30) (30) (30) (30) Non-cash compensation expense - stock (2) 2,197 2,081 1,989 1,445 1,536 Interest expense - cash (net) (8,771) (8,806) (8,910) (9,077) (9,648) Income tax expense (383) 185 2,243 (3) (2) Market value adjustment to investment in Real Estate Funds (192) (227) (160) - - Adjustments included in income (loss) from unconsolidated joint (3,181) (3,036) (2,917) (3,138) (3,125) ventures Maintenance capital (3) (4) (3,194) (2,138) (8,192) (33,205) (6,991) AFFO $ 38,941 $ 41,377 $ 32,587 $ 2,580 $ 34,708 Weighted-average common shares/units outstanding - Basic 117,189 117,167 116,910 115,557 116,522 Weighted-average common shares/units outstanding - Diluted 117,189 117,167 116,925 115,802 116,821 Note - For definitions and reconciliations of these non-GAAP financial metrics, see pages 30 - 36. (1) Reflects CXP's pro rata share of Management Fee Revenues earned by unconsolidated Real Estate Services JVs, which are recorded in Equity in Earnings of Unconsolidated JVs. (2) This item represents the noncash impact of compensation expense related to stock grants under our 2013 Long-Term Incentive Plan within general and administrative expense. (3) See page 36 of this supplemental report for a description of Maintenance Capital and page 15 for a detail of all capital expenditures. (4) Includes CXP's ownership share of capital expenditures for properties held in joint ventures. Supplemental Information - Q3 2020 11

Columbia Property Trust, Inc. Net Operating Income Unaudited (in thousands) Three Months Ended 9/30/2020 6/30/2020 3/31/2020 12/31/2019 9/30/2019 Net Operating Income (based on GAAP rents) Same Store (wholly-owned properties) Revenues: Lease Revenues (1) $ 60,653 $ 63,382 $ 59,884 $ 58,580 $ 56,322 Other Property Income (2) - - 7 1,139 1,071 Total Revenues $ 60,653 $ 63,382 $ 59,891 $ 59,719 $ 57,393 Total Operating Expenses (19,983) (19,000) (19,593) (22,268) (21,208) Same Store Net Operating Income $ 40,670 $ 44,382 $ 40,298 $ 37,451 $ 36,185 (based on GAAP rents) wholly-owned properties (3) Same Store Net Operating Income (based on GAAP rents) CXP Ownership of Properties $ 16,284 $ 17,028 $ 17,573 $ 17,243 $ 17,534 in Unconsolidated Joint Ventures (4) Same Store NOI (based on GAAP rents) $ 56,954 $ 61,410 $ 57,871 $ 54,694 $ 53,719 Net Operating Income from: Acquisitions / Development (5), (6) 10,467 4,113 3,612 777 (39) Dispositions (7) (55) (167) 1,526 5,163 10,602 Net Operating Income (based on GAAP rents) $ 67,366 $ 65,356 $ 63,009 $ 60,634 $ 64,282 Net Operating Income (based on cash rents) Same Store (wholly-owned properties) Revenues: Lease Revenues (1) $ 54,495 $ 60,653 $ 55,965 $ 54,923 $ 52,918 Other Property Income (2) - - 7 1,139 1,071 Total Revenues $ 54,495 $ 60,653 $ 55,972 $ 56,062 $ 53,989 Total Operating Expenses (19,873) (18,873) (19,470) (22,144) (21,086) Same Store Net Operating Income $ 34,622 $ 41,780 $ 36,502 $ 33,918 $ 32,903 (based on cash rents) wholly-owned properties (3) Same Store Net Operating Income (based on cash rents) CXP Ownership of Properties $ 14,521 $ 15,441 $ 15,702 $ 15,211 $ 15,308 in Unconsolidated Joint Ventures (4) Same Store NOI (based on cash rents) $ 49,143 $ 57,221 $ 52,204 $ 49,129 $ 48,211 Same Store NOI - % Change (same quarter prior year) 1.9% Net Operating Income from: Acquisitions / Development (5), (6) 9,082 2,532 2,367 509 (39) Dispositions (7) (61) (171) 1,780 5,240 10,824 Net Operating Income (based on cash rents) $ 58,164 $ 59,582 $ 56,351 $ 54,878 $ 58,996 Note - For definitions and reconciliations of these non-GAAP financial metrics, see pages 30 - 36. (1) Lease revenues include base rent and tenant reimbursements; and lease termination income. (2) Other property income cafeteria revenue, fitness center revenue, and management fee reimbursements (through Q4 '19). (3) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented. (4) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19). (5) Reflects activity for the following property acquired since July 1, 2019, for all periods presented: 201 California Street (12/9/19). (6) Reflects activity for the following development projects, for all periods presented: 149 Madison Avenue, 799 Broadway (49.7%), 101 Franklin (92.5%), and Terminal Warehouse (8.65%). (7) Reflects activity for the following properties sold since July 1, 2019, for all periods presented: Pasadena Corporate Park, Cranberry Woods Drive, and Lindbergh Center. Supplemental Information - Q3 2020 12

Columbia Property Trust, Inc. Net Operating Income - Year to Date Unaudited (in thousands) Nine Months Ended 9/30/2020 9/30/2019 Net Operating Income (based on GAAP rents) Same Store (wholly-owned properties) Revenues: Lease Revenues (1) $ 183,919 $ 167,344 Other Property Income (2) 7 3,795 Total Revenues $ 183,926 $ 171,139 Total Operating Expenses (58,576) (62,068) Same Store Net Operating Income $ 125,350 $ 109,071 (based on GAAP rents) wholly-owned properties (3) Same Store Net Operating Income (based on GAAP rents) $ 50,885 $ 52,712 CXP Ownership of Properties in Unconsolidated Joint Ventures (4) Same Store NOI (based on GAAP rents) $ 176,235 $ 161,783 Net Operating Income from: Acquisitions / Development (5), (6) 18,192 (251) Dispositions (7) 1,304 34,868 Net Operating Income (based on GAAP rents) $ 195,731 $ 196,400 Net Operating Income (based on cash rents) Same Store (wholly-owned properties) Revenues: Lease Revenues (1) $ 171,113 $ 153,201 Other Property Income (2) 7 3,795 Total Revenues $ 171,120 $ 156,996 Total Operating Expenses (58,216) (61,706) Same Store Net Operating Income $ 112,904 $ 95,290 (based on cash rents) wholly-owned properties (3) Same Store Net Operating Income (based on cash rents) $ 45,664 $ 46,211 CXP Ownership of Properties in Unconsolidated Joint Ventures (4) Same Store NOI (based on cash rents) $ 158,568 $ 141,501 Same Store NOI - % Change (same period prior year) 12.1% Net Operating Income from: Acquisitions / Development (5), (6) 13,981 (251) Dispositions (7) 1,548 35,619 Net Operating Income (based on cash rents) $ 174,097 $ 176,869 Note - For definitions and reconciliations of these non-GAAP financial metrics, see pages 30 - 36. (1) Lease revenues include base rent and tenant reimbursements; and lease termination income (beginning Q2 ’19). (2) Other property income includes lease termination income (through Q1 '19), cafeteria revenue, fitness center revenue, and management fee reimbursements (through Q4 '19). (3) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented. (4) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19). (5) Reflects activity for the following property acquired since January 1, 2019, for all periods presented: 201 California Street (12/9/19). (6) Reflects activity for the following development projects, for all periods presented: 149 Madison Avenue, 799 Broadway (49.7%), 101 Franklin (92.5%), and Terminal Warehouse (8.65%). (7) Reflects activity for the following properties sold since January 1, 2019, for all periods presented: Pasadena Corporate Park, Cranberry Woods Drive, Lindbergh Center, and One & Three Glenlake. Supplemental Information - Q3 2020 13

Columbia Property Trust, Inc. Management Fee Income Unaudited (in thousands) Three Months Ended 9/30/2020 6/30/2020 3/31/2020 Fee Revenue: Management fees - consolidated (1) $ 6,074 $ 6,098 $ 5,103 Management fees - unconsolidated (2) 809 514 342 Reimbursements - consolidated (3) 3,558 4,349 3,137 Subtotal $ 10,441 $ 10,961 $ 8,582 Fee Expenses: Management expenses $ 4,227 $ 4,882 $ 3,808 Reimbursed salaries and admin costs 3,558 4,349 3,137 Subtotal $ 7,785 $ 9,231 $ 6,945 Management Fee Income $ 2,656 $ 1,730 $ 1,637 (1) Amounts include fees paid by unconsolidated joint ventures (at CXP's share) of $1.0 million, $1.3 million, and $1.1 million, respectively. (2) Reflects CXP’s pro rata share of net management fee income earned through its interest in unconsolidated Real Estate Services Joint Ventures. (3) Reflects reimbursements of salaries and insurance costs from third-party properties and properties owned by unconsolidated joint ventures. Supplemental Information - Q3 2020 14

Columbia Property Trust, Inc. Capital Expenditure Summary (1) Unaudited ($ in thousands) Capital Expenditures Three Months Ended 9/30/2020 6/30/2020 3/31/2020 12/31/2019 9/30/2019 Maintenance Building Capital $ 1,618 $ 1,004 $ 1,776 $ 1,974 $ 1,701 Tenant Improvements 1,299 669 2,602 2,991 973 Leasing Commissions 171 332 2,269 15,632 2,223 Other Leasing Costs (2) 106 133 1,545 12,608 2,094 Total - Maintenance $ 3,194 $ 2,138 $ 8,192 $ 33,205 $ 6,991 Investment Building Capital $ 5,990 $ 1,382 $ 3,713 $ 5,690 $ 3,537 Tenant Improvements (75) (150) 3,031 6,706 4,737 Leasing Commissions - 642 157 229 1,794 Other Leasing Costs (2) - 335 (147) (290) 838 Development Projects (see page 29) 149 Madison Avenue (3) (4,212) (4) 5,110 4,498 5,709 4,857 799 Broadway (5) 5,136 4,971 9,030 4,644 5,732 101 Franklin (6) 1,996 2,452 3,087 2,194 - 80 M Street (7) 6,301 2,356 6,428 - - Terminal Warehouse (8) 2,046 1,126 197 - - Total - Investment $ 17,182 $ 18,224 $ 29,994 $ 24,882 $ 21,495 Maintenance & Investment Building Capital $ 7,608 $ 2,386 $ 5,489 $ 7,664 $ 5,238 Tenant Improvements 1,224 519 5,633 9,697 5,710 Leasing Commissions 171 974 2,426 15,861 4,017 Other Leasing Costs (2) 106 468 1,398 12,318 2,932 Development Projects 11,267 16,015 23,240 12,547 10,589 Total - Maintenance & Investment $ 20,376 $ 20,362 $ 38,186 $ 58,087 $ 28,486 (1) Includes CXP's ownership share of capital expenditures for properties held in joint ventures. (2) Tenant allowances that cover soft costs are accrued as Other Leasing Costs at lease execution. If used to fund hard costs, they are reclassified to Tenant Improvements as incurred. (3) Amounts include capitalized interest of $0.7 million, $0.8 million, $0.9 million, $0.9 million, and $0.9 million, respectively. (4) Includes $6.5 million WeWork capital obligation relieved by lease termination. (5) Amounts include capitalized interest of $1.1 million, $1.1 million, $1.1 million, $1.1 million and $1.1 million, respectively. (6) Amounts include capitalized interest of $1.4 million, $1.4 million, and $1.7 million, respectively. (7) Amounts include capitalized interest of $45,000, $34,000, and $17,000, respectively. (8) Amounts include capitalized interest of $0.3 million, $0.4 million, and $0, respectively. NOTE: See page 36 of this supplemental report for a description of Maintenance and Investment Capital. Supplemental Information - Q3 2020 15

Columbia Property Trust, Inc. Debt Overview Unaudited ($ in thousands) (at 9/30/2020) Debt Instrument - Secured Maturity Rate Rate Type Balance % of Total Debt Mortgage Debt - Unconsolidated JV Terminal Warehouse January-21 LIBOR + 340 bps Floating $ 55,628 (1) 2.9% 799 Broadway - Construction Loan October-21 LIBOR + 425 bps Floating 67,416 (2) 3.5% Market Square July-23 5.07% Fixed 165,750 (3) 8.6% Weighted Average / Secured - Mortgage Notes 1.9 Years 5.23% $ 288,794 15.0% Debt Instrument - Unsecured Maturity Rate Rate Type Balance % of Total Debt Bank Facilities $150 Million Term Loan July-22 3.07% Fixed (4) $ 150,000 7.7% $650 Million Revolving Credit Facility January-23 LIBOR + 90 bps Floating (5) 501,000 25.8% $300 Million Term Loan January-24 2.55% Fixed (6) 300,000 15.5% Weighted Average / Bank Facilities 2.6 Years 1.82% $ 951,000 49.0% Bonds $350 Million @ 4.150% April-25 4.15% Fixed $ 350,000 18.0% $350 Million @ 3.650% August-26 3.65% Fixed 350,000 18.0% Weighted Average / Bonds 5.2 Years 3.90% $ 700,000 36.0% Weighted Average / Unsecured 3.7 Years 2.70% $ 1,651,000 85.0% Weighted Average / Total Debt 3.4 Years 3.08% (7) $ 1,939,794 100.0% Debt - consolidated $ 1,651,000 Debt - unconsolidated 288,794 Total Debt $ 1,939,794 Weighted Ave Weighted Ave Fixed and Floating Rate Debt Analysis Maturity Rate - Qtr Balance % of Total Debt Fixed Rate Debt 4.1 Years 3.64% $ 1,315,750 67.8% Floating Rate Debt 2.0 Years 1.89% 624,044 32.2% Total 3.4 Years 3.08% (7) $ 1,939,794 100.0% Debt Ratios Net Debt (Average) to Adjusted EBITDAre - Q3 2020 (8) 6.7x Net Debt to Gross Real Estate Assets - 9/30/20 (8) 35.2% (1) Reflects 8.65% of the Terminal Warehouse Joint Venture loan balance. The interest-only loan has a total capacity of $650 million, carries two, six-month extension options, and is subject to an interest rate agreement with a LIBOR floor of 2.28% and a cap of 3.50%. (2) Reflects 49.7% of the 799 Broadway Joint Venture construction loan balance. The loan has a total capacity of $187 million, carries two, one-year extension options, and is subject to an interest rate agreement with a LIBOR floor of 1.00% and a cap of 4.00%. (3) Reflects 51% of the mortgage balance of the Market Square Joint Venture. (4) Columbia Property Trust is party to an interest rate swap agreement, which effectively fixes its interest rate on the $150 Million Term Loan at 3.07% per annum and terminates on July 29, 2022. The spread of 1.10% over the swapped rate is based on the company's credit rating. This interest rate swap agreement qualifies for hedge accounting treatment; therefore, changes in fair value are recorded as a market value adjustment to interest rate swap in the accompanying consolidated statement of other comprehensive income. (5) The Revolving Credit Facility ($650MM) bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, three-, or six- month periods, plus an applicable margin ranging from 0.775% to 1.45% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate for a one-month period plus 1%, plus an applicable margin ranging from 0.00% to 0.45% based on credit rating. This facility carries two six-month extension options. (6) Effective August 13, 2019, Columbia Property Trust is party to an interest rate swap agreement, which effectively fixes its interest rate on the $300 Million Term Loan at 2.55% per annum and terminates on August 13, 2024. The spread of 1.00% over the swapped rate is based on the company's credit rating. This interest rate swap agreement qualifies for hedge accounting treatment; therefore, changes in fair value are recorded as a market value adjustment to interest rate swap in the accompanying consolidated statement of other comprehensive income. (7) During third quarter of 2020, CXP's share of interest expense and capitalized interest were $11.8 million and $4.2 million, respectively. (8) Net debt is calculated by reducing our debt balance for cash on hand. Supplemental Information - Q3 2020 16

Columbia Property Trust, Inc. Debt Covenant Compliance Unaudited (at 9/30/2020) Bond Covenant Compliance Metric Actual (9/30/20) Debt to Total Asset Value Ratio Max 60% 35.2% Interest Coverage Ratio Min 1.50x 3.51x Secured Debt to Total Asset Value Ratio Max 40% 0.0% Maintenance of Total Unencumbered Assets Min 150% 218.0% Term Loan / Revolving Credit Facility Covenant Compliance Metric Actual (9/30/20) Debt to Total Asset Value Ratio Max 60% 36.3% Fixed Charge Coverage Ratio Min 1.50x 3.79x Secured Debt to Total Asset Value Ratio Max 40% 3.5% Unsecured Debt to Unencumbered Asset Value Ratio Max 60% 44.3% Unencumbered Interest Coverage Ratio Min 1.75x 4.45x Supplemental Information - Q3 2020 17

Columbia Property Trust, Inc. Debt Maturities Unaudited ($ in thousands) (at 9/30/2020) Secured Unsecured Unsecured % of Interest % of Gross Maturity Mortgage Debt Bank Facilities Bonds Total Debt Total Debt Rate (1) Real Estate Assets 2020 $ - $ - $ - $ - 0.0% 0.00% 0.0% 2021 123,044 - - 123,044 6.4% 5.45% 2.7% 2022 - 150,000 - 150,000 7.7% 3.07% 3.2% 2023 165,750 501,000 - 666,750 34.4% 2.02% 14.3% 2024 - 300,000 - 300,000 15.5% 2.55% 6.4% 2025 - - 350,000 350,000 18.0% 4.15% 7.5% 2026 - - 350,000 350,000 18.0% 3.65% 7.6% Total $ 288,794 $ 951,000 $ 700,000 $ 1,939,794 100.0% 3.08% 41.7% % of Total Debt 15.0% 49.0% 36.0% $800 Maturity Schedule ($M) 2.02% $600 $400 $501 4.15% 3.65% 2.55% $200 3.07% $350 $350 5.45% $300 $166 $123 $150 $0 2020 2021 2022 2023 2024 2025 2026 Mortgage Debt - JV Term Loans Line of Credit Bonds (1) Weighted average. Includes effective rates on variable rate loans swapped to fixed. Supplemental Information - Q3 2020 18

Columbia Property Trust, Inc. Summary of Unconsolidated Joint Ventures Unaudited ($ in thousands) (at 9/30/2020) Investment in Unconsolidated Joint Property CXP Ownership Venture Market Square 51% $ 135,854 (1) 333 Market Street 55% 266,917 University Circle 55% 279,277 114 5th Avenue 49.5% 79,305 1800 M Street 55% 228,993 799 Broadway 49.7% (2) 50,705 (3) Terminal Warehouse 8.65% (2) 42,898 (4) Real Estate Services Joint Ventures Various 1,038 Investment in Unconsolidated Joint Ventures (page 8) $ 1,084,987 (5) (1) Market Square Joint Venture holds a $325 million mortgage note. CXP's ownership share is $165.8 million (see page 16). (2) CXP owns the following additional interests in properties owned by unconsolidated joint ventures through its interest in Normandy Real Estate Fund IV, L.P.: 799 Broadway (0.64%) and Terminal Warehouse (0.06%). (3) 799 Broadway Joint Venture holds a construction loan with a balance of $135.6 million. CXP's ownership share is $67.4 million (see page 16). (4) Terminal Warehouse Joint Venture holds a $643.1 million mortgage note. CXP's ownership share is $55.6 million (see page 16). (5) Includes basis differences (see footnote 3 page 8). Supplemental Information - Q3 2020 19

Columbia Property Trust, Inc. Property Overview - Gross Real Estate Assets, Net Operating Income & Annualized Lease Revenue Unaudited ($ in thousands) (at 9/30/2020) Net Operating Net Operating CXP Gross Annualized Income - Q3 2020 Income - Q3 2020 Ownership Secured Real Estate Lease (based on (based on Property Market Share Debt? Assets (1) Revenue (ALR) GAAP rents) cash rents) 229 West 43rd Street New York, NY 100% $ 512,080 $ 37,020 $ 7,147 $ 7,252 315 Park Avenue South New York, NY 100% 409,029 30,717 4,781 3,122 249 West 17th Street New York, NY 100% 348,580 25,441 6,326 4,960 95 Columbus Jersey City, NJ 100% 207,320 25,229 4,317 3,949 218 West 18th Street New York, NY 100% 181,360 12,973 3,403 1,863 114 5th Avenue New York, NY 49.5% 211,635 (2) 18,046 (2) 539 (2) 1,680 (2) 149 Madison Avenue New York, NY 100% 115,907 - (3) 6,355 6,355 799 Broadway New York, NY 49.7% (4) Yes 121,037 (2) - (3) (31) (2) (31) (2) 101 Franklin (f/k/a 250 Church St) New York, NY 92.5% (4) 216,849 (5) - (3) (10) (10) Terminal Warehouse New York, NY 8.65% (4) Yes 98,788 (2) - (3) 682 (2) 12 (2) Subtotal - New York 2,422,585 52% 149,426 33,509 29,152 650 California Street San Francisco, CA 100% 342,263 36,835 5,797 4,962 333 Market Street San Francisco, CA 55% 276,492 (2) 14,576 (2) (6) 4,739 (2) 3,272 (2) 221 Main Street San Francisco, CA 100% (7) 254,027 33,036 5,474 4,756 University Circle East Palo Alto, CA 55% 286,668 (2) 23,576 (2) 4,668 (2) 4,198 (2) 201 California Street San Francisco, CA 100% 249,881 18,697 3,470 2,754 Subtotal - San Francisco 1,409,331 30% 126,720 24,148 19,942 Market Square Washington, D.C. 51% Yes 310,319 (2) 26,939 (2) 3,152 (2) 2,975 (2) 1800 M Street Washington, D.C. 55% 242,359 (2) 19,964 (2) 3,186 (2) 2,396 (2) 80 M Street Washington, D.C. 100% 120,796 13,048 1,676 1,819 Subtotal - Washington, D.C. 673,474 15% 59,951 8,014 7,190 116 Huntington Avenue Boston, MA 100% 143,926 3% 16,386 2,309 2,494 Corporate & Other 5,576 - (614) (8) (614) (8) Total - All Properties $ 4,654,892 $ 352,483 $ 67,366 $ 58,164 Total - Consolidated Properties $ 3,107,594 $ 249,382 $ 50,431 $ 43,662 Total - CXP Share of Properties in Unconsolidated Joint Ventures $ 1,547,298 $ 103,101 $ 16,935 $ 14,502 (1) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities. Excludes right of use assets and lease liabilities (2) Reflects CXP's ownership share in the property which is held in an unconsolidated joint venture, including any basis differences (page 8). (3) Excluded as the property is currently under redevelopment / development. (4) CXP owns the following additional interests in properties through its interest in Normandy Real Estate Fund IV, L.P.: 799 Broadway (0.64%), 101 Franklin Street (0.15%), and Terminal Warehouse (0.06%). (5) Reflects 100% of the property, which is owned by a consolidated joint venture in which CXP owns a 92.5% interest. (6) Reimbursements are excluded, as operating expenses, except for insurance expense, are paid directly by the tenant. (7) A 45% ownership interest was sold within the Allianz joint venture on October 8, 2020 (see page 28). (8) Includes portfolio operating costs and, when applicable, net operating income for previously sold properties. Supplemental Information - Q3 2020 20

Columbia Property Trust, Inc. Property Overview - Square Feet & Occupancy Unaudited (SF in thousands) (at 9/30/2020) CXP Average Ownership Rentable Leased Percent Commenced Economic Property Market Share Square Feet Square Feet Leased Occupancy Occupancy (1) 229 West 43rd Street New York, NY 100% 482 450 93.4% 93.4% 93.4% 315 Park Avenue South New York, NY 100% 332 332 100.0% 100.0% 89.5% 249 West 17th Street New York, NY 100% 281 278 98.9% 98.9% 99.6% 95 Columbus Jersey City, NJ 100% 630 625 99.2% 99.2% 99.2% 218 West 18th Street New York, NY 100% 166 166 100.0% 100.0% 88.1% 114 5th Avenue New York, NY 49.5% 174 (2) 174 (2) 100.0% 100.0% 100.0% 149 Madison Avenue New York, NY 100% - (3) - (3) - (3) - (3) - (3) 799 Broadway New York, NY 49.7% (4) - (3) - (3) - (3) - (3) - (3) 101 Franklin (f/k/a 250 Church St) New York, NY 92.5% (4) - (3) - (3) - (3) - (3) - (3) Terminal Warehouse New York, NY 8.65% (4) - (3) - (3) - (3) - (3) - (3) Subtotal - New York 2,065 2,025 98.1% 98.1% 95.6% 650 California Street San Francisco, CA 100% 470 450 95.7% 95.7% 88.3% 333 Market Street San Francisco, CA 55% 361 (2) 361 (2) 100.0% 100.0% 100.0% 221 Main Street San Francisco, CA 100% (5) 384 374 97.4% 97.4% 86.7% University Circle East Palo Alto, CA 55% 249 (2) 206 (2) 82.7% 82.7% 85.0% 201 California Street San Francisco, CA 100% 254 233 91.7% 91.7% 90.1% Subtotal - San Francisco 1,718 1,624 94.5% 94.5% 90.2% Market Square Washington, D.C. 51% 355 (2) 320 (2) 90.1% 90.1% 81.4% 1800 M Street Washington, D.C. 55% 311 (2) 303 (2) 97.4% 95.7% 95.7% 80 M Street Washington, D.C. 100% 242 (6) 236 97.5% 97.5% 97.5% Subtotal - Washington, D.C. 908 859 94.6% 94.0% 90.7% 116 Huntington Avenue Boston, MA 100% 272 272 100.0% 100.0% 100.0% Total - All Properties 4,963 4,780 96.3% 96.2% 93.1% Total - All Properties (at 100%) 6,235 (7) 5,977 (7) (1) Measured based on the total square feet of leases that have commenced and are billing rents to tenants, divided by total rentable square feet. Reflects monthly average for the quarter. (2) Reflects CXP's ownership share in the property which is held in an unconsolidated joint venture. (3) Excluded as the property is currently under redevelopment / development. (4) CXP owns the following additional interests in properties through its interest in Normandy Real Estate Fund IV, L.P.: 799 Broadway (0.64%), 101 Franklin Street (0.15%), and Terminal Warehouse (0.06%). (5) A 45% ownership interest was sold within the Allianz joint venture on October 8, 2020 (see page 28). (6) Reduced building rsf for the 7th floor which was removed from service during the first quarter 2020 upon commencement of the vertical expansion project. (7) Includes 100% of properties held in joint ventures. Supplemental Information - Q3 2020 21

Columbia Property Trust, Inc. Occupancy Summary (1) Unaudited (SF in thousands) (at 9/30/2020) Rentable Leased Percent Square Footage (1) Square Footage (1) Leased As of June 30, 2020 4,958 4,817 97.2% Leasing Activity New Leases (2) - - Lease Expirations/Early Terminations - (37) Square Footage Adjustments 5 - Net Absorption 5 (37) As of September 30, 2020 4,963 4,780 96.3% 100% Percent Leased 97.6% 96.9% 97.1% 97.2% 96.3% 95% 90% 85% 9/30/19 12/31/19 3/31/20 6/30/20 9/30/20 (1) Excludes 149 Madison, 799 Broadway, 101 Franklin, and Terminal Warehouse which are currently under redevelopment / development. (2) New leasing activity for space that was either vacant at the beginning of the quarter or that became available due to expiration/termination of an existing lease. Supplemental Information - Q3 2020 22

Columbia Property Trust, Inc. Leasing Summary Unaudited (weighted average unless otherwise noted) Three Months Ended 9/30/2020 6/30/2020 3/31/2020 12/31/2019 9/30/2019 Renewal Leases Number of Leases 3 3 2 5 5 Square Feet of Leasing (at 100%) 15,057 76,257 18,585 396,673 150,751 Square Feet of Leasing (at CXP's share) (1) 10,374 46,137 17,115 392,120 144,418 Lease Term (months) 63 69 75 178 109 Tenant Improvements per Square Foot 15.50 29.62 34.28 47.83 69.68 Leasing Commissions per Square Foot 24.83 20.10 18.79 39.51 27.95 Total per Square Foot $ 40.33 $ 49.72 $ 53.07 $ 87.34 $ 97.63 Tenant Improvements per Square Foot per Year of Lease Term 2.97 5.14 5.50 3.23 7.69 Leasing Commissions per Square Foot per Year of Lease Term 4.76 3.49 3.01 2.67 3.08 Total per Square Foot per Year $ 7.73 $ 8.63 $ 8.51 $ 5.90 $ 10.77 Cash Rent Releasing Spread (2) 0.8% 12.6% 18.3% 20.0% 53.7% GAAP Rent Releasing Spread (2) 5.6% 28.5% 42.4% 52.7% 79.6% New Leases (Space Vacant > 1 Year) Number of Leases - 1 3 2 3 Square Feet of Leasing (at 100%) - 5,150 66,284 9,806 13,895 Square Feet of Leasing (at CXP's share) (1) - 2,833 64,588 8,932 7,086 Lease Term (months) - 121 191 95 119 Tenant Improvements per Square Foot - 90.00 125.41 15.80 112.15 Leasing Commissions per Square Foot - 31.76 68.70 21.20 44.62 Total per Square Foot $ - $ 121.76 $ 194.11 $ 37.00 $ 156.77 Tenant Improvements per Square Foot per Year of Lease Term - 8.93 7.89 2.01 11.33 Leasing Commissions per Square Foot per Year of Lease Term - 3.15 4.32 2.69 4.51 Total per Square Foot per Year $ - $ 12.08 $ 12.21 $ 4.70 $ 15.84 New Leases (Space Vacant < 1 Year) (3) Number of Leases - 1 3 1 4 Square Feet of Leasing (at 100%) - 5,583 40,956 11,906 33,636 Square Feet of Leasing (at CXP's share) (1) - 3,071 37,961 9,873 32,264 Lease Term (months) - 121 126 95 62 Tenant Improvements per Square Foot - 75.00 58.90 30.21 48.19 Leasing Commissions per Square Foot - 36.86 51.08 32.78 12.41 Total per Square Foot $ - $ 111.86 $ 109.98 $ 62.99 $ 60.60 Tenant Improvements per Square Foot per Year of Lease Term - 7.44 5.61 3.80 9.36 Leasing Commissions per Square Foot per Year of Lease Term - 3.66 4.86 4.13 2.41 Total per Square Foot per Year $ - $ 11.10 $ 10.47 $ 7.93 $ 11.77 Cash Rent Releasing Spread (2) - 5.6% 6.7% 19.3% 44.6% GAAP Rent Releasing Spread (2) - 26.0% 9.0% 31.9% 54.3% Total Leases Number of Leases 3 5 8 8 12 Square Feet of Leasing (at 100%) 15,057 86,990 125,825 418,385 198,282 Square Feet of Leasing (at CXP's share) (1) 10,374 52,041 119,664 410,925 183,768 Lease Term (months) 63 76 162 173 105 Tenant Improvements per Square Foot 15.50 36.67 97.82 46.29 69.28 Leasing Commissions per Square Foot 24.83 22.10 59.33 38.74 27.09 Total per Square Foot $ 40.33 $ 58.77 $ 157.15 $ 85.03 $ 96.37 Tenant Improvements per Square Foot per Year of Lease Term 2.97 5.48 6.82 3.21 8.12 Leasing Commissions per Square Foot per Year of Lease Term 4.76 3.48 4.31 2.70 3.02 Total per Square Foot per Year $ 7.73 $ 8.96 $ 11.13 $ 5.91 $ 11.14 Cash Rent Releasing Spread (2) 0.8% 12.0% 9.1% 20.0% 52.8% GAAP Rent Releasing Spread (2) 5.6% 28.3% 16.0% 52.0% 77.0% (1) Reflects CXP's ownership share for properties held in joint ventures. (2) Spread calculation is based on the change in net rent (base rent plus reimbursements less operating expenses) for square feet of leasing (at 100% ownership). (3) Includes executed leases that have not yet commenced for space covered by an existing lease. Supplemental Information - Q3 2020 23

Columbia Property Trust, Inc. Lease Expiration Schedule Unaudited (SF & $ in thousands) (at 9/30/2020) Expiring Annualized Lease Expiring Rentable Square % of Rentable Square Footage Year Revenue (ALR) % of ALR Expiring Footage Expiring Vacant $ - 0.0% 183 3.7% 2020 1,935 0.6% 30 0.6% 2021 29,051 8.2% 462 9.3% 2022 21,630 6.1% 307 6.2% 2023 38,424 10.9% 457 9.2% 2024 28,234 8.0% 311 6.3% 2025 55,611 15.8% 677 13.6% 2026 42,714 12.1% 763 15.4% 2027 14,429 4.1% 183 3.7% 2028 8,531 2.4% 102 2.1% 2029 18,827 5.4% 240 4.8% 2030 44,013 12.5% 496 10.0% 2031 3,262 0.9% 35 0.7% 2032 2,987 0.9% 39 0.8% 2033 15,967 4.5% 223 4.4% 2034+ 26,868 7.6% 455 9.2% Total $ 352,483 100.0% 4,963 100.0% 25.0% Lease Expiration Schedule 20.0% 15.0% 15.8% 12.1% 12.5% 10.0% 10.9% 8.2% 8.0% 7.6% 5.0% 6.1% 5.4% 4.1% 4.5% 0.6% 2.4% 0.9% 0.9% 0.0% 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034+ % of ALR Expiring NOTE: Expirations that have been renewed are reflected above based on the renewal expiration date. Supplemental Information - Q3 2020 24

Columbia Property Trust, Inc. Lease Expiration by Market Unaudited (SF & $ in thousands) New York (1) San Francisco (1) Washington, D.C. (1) Expiring Current Per Expiring Current Per Expiring Current Per Period SF ALR (2) SF SF ALR (2) SF SF ALR (2) SF Q4 2020 3 175 58.33 17 1,181 69.47 - - - Q1 2021 28 2,164 77.29 35 2,786 79.60 32 1,741 54.41 Q2 2021 - - - 1 99 99.00 3 236 78.67 Q3 2021 174 6,644 38.18 91 8,520 93.63 36 3,114 86.50 Q4 2021 - - - 9 968 107.56 28 1,412 50.43 Total - 2021 202 8,808 43.60 136 12,373 90.98 99 6,503 65.69 2022 83 6,720 80.96 47 4,115 87.55 103 6,620 64.27 2023 76 6,125 80.59 232 22,595 97.39 79 5,522 69.90 2024 36 4,073 113.14 227 20,927 92.19 31 2,210 71.29 Thereafter 1,625 123,525 76.02 965 65,529 67.91 547 39,096 71.47 Total 2,025 $ 149,426 $ 73.79 1,624 $ 126,720 $ 78.03 859 $ 59,951 $ 69.79 Boston All Markets Expiring Current Per Expiring Current Per Period SF ALR (2) SF SF ALR (2) SF Q4 2020 10 579 57.90 30 1,935 64.50 Q1 2021 - - - 95 6,691 70.43 Q2 2021 5 260 52.00 9 595 66.11 Q3 2021 11 583 53.00 312 18,861 60.45 Q4 2021 9 524 58.22 46 2,904 63.13 Total - 2021 25 1,367 54.68 462 29,051 62.88 2022 74 4,175 56.42 307 21,630 70.46 2023 70 4,182 59.74 457 38,424 84.08 2024 17 1,024 60.24 311 28,234 90.78 Thereafter 76 5,059 66.57 3,213 233,209 72.58 Total 272 $ 16,386 $ 60.24 4,780 $ 352,483 $ 73.74 (1) Reflects CXP's ownership share for properties held in joint ventures. (2) Expiring ALR is calculated as expiring square footage multiplied by the gross rent per square foot of the tenant currently leasing the space. Supplemental Information - Q3 2020 25

Columbia Property Trust, Inc. Top 20 Tenants & Tenant Industry Profile Unaudited (SF & $ in thousands) (at 9/30/2020) Leased % of Leased Remaining Credit Rating Number of Annualized Lease Square Square Lease Term Tenant (1) Properties Revenue (ALR) (2) % of ALR Footage Footage Years (3) Twitter BB+ 2 $ 20,733 5.9% 230 4.8% 9.2 Pershing LLC A 1 18,557 5.3% 471 9.8% 11.1 Yahoo! / Verizon Corporate Services BBB+ 1 16,283 4.6% 193 4.0% 4.8 Wells Fargo Bank N.A. A+ 3 15,779 4.5% 371 7.8% 5.8 DocuSign, Inc. Not Rated 1 13,983 4.0% 152 3.2% 3.8 Snap Inc. Not Rated 1 12,655 3.6% 154 3.2% 12.3 Amazon AA- 2 9,651 2.7% 88 1.8% 5.4 DLA Piper US, LLP Not Rated 1 7,838 2.2% 65 1.4% 2.8 Affirm, Inc. Not Rated 1 7,207 2.0% 89 1.9% 5.5 WeWork Companies Inc. CCC+ 2 7,124 2.0% 129 2.7% 10.5 Room & Board Not Rated 1 5,633 1.6% 60 1.2% 14.1 Quality Technology Services BB- 1 5,455 1.6% 128 2.7% 6.0 Pitchbook Not Rated 1 4,863 1.4% 51 1.1% 9.4 Gemini Trust Company, LLC Not Rated 1 4,856 1.4% 51 1.1% 8.7 BDG Media, Inc. Not Rated 1 4,568 1.3% 51 1.1% 8.1 ORC International Not Rated 1 4,365 1.2% 57 1.2% 4.8 Prosper Marketplace Not Rated 1 4,327 1.2% 50 1.0% 2.4 Oracle America, Inc. A+ 1 4,181 1.2% 51 1.1% 1.8 Credit Suisse A+ 1 4,002 1.1% 47 1.0% 7.1 Triage Consulting Group Not Rated 1 3,994 1.1% 46 0.9% 4.9 Subtotal - Top 20 $ 176,054 49.9% 2,534 53.0% 7.3 All other 176,429 50.1% 2,246 47.0% 4.9 Total $ 352,483 100.0% 4,780 100.0% 6.1 Tenant Industry Profile (2) Other 23% Business Services 31% Health Services 2% Printing & Publishing 2% Holding & Other Investment Offices 2% 4% Real Estate 4% 12% Security and Commodity Brokers 5% Depository Institutions 7% 8% Nondepository Institutions Engineering and Legal Services Management Services (1) Credit rating may reflect the credit rating of the parent or a guarantor. Only the S&P Global Ratings credit rating has been provided. (2) Includes CXP's ownership share of ALR for properties held in joint ventures. (3) Weighted average based on CXP's share of Annualized Lease Revenue. Supplemental Information - Q3 2020 26

Columbia Property Trust, Inc. Transaction Activity (1/1/18 - 10/29/20) - Acquisitions Unaudited ($ in thousands) Acquisitions Acquisition Percent Rentable Square % Leased at Property Name Location Date Ownership Purchase Price Footage $ / SF Acquisition 201 California Street San Francisco, CA 12/9/2019 100% $ 238,900 252,183 $ 947 98.8% Lindbergh Center (retail) Atlanta, GA 10/24/2018 100% 23,000 146,419 157 91.4% Total - Acquisitions (excluding Joint Ventures) $ 261,900 398,602 Property Purchased Purchase Approximate for Development Value Developable Expected in Joint Venture Location Closing Date % Purchased @ 100% Square Footage Delivery Date Terminal Warehouse New York, NY 3/13/2020 8.65% $ 1,088,500 1,230,000 TBD 101 Franklin Street New York, NY 12/2/2019 92.5% 205,500 235,000 TBD (f/k/a 250 Church Street) 799 Broadway New York, NY 10/3/2018 49.7% 145,500 182,000 2021 Total - Joint Ventures (Development) $ 1,439,500 1,647,000 Supplemental Information - Q3 2020 27

Columbia Property Trust, Inc. Transaction Activity (1/1/18 - 10/29/20) - Dispositions Unaudited ($ in thousands) Dispositions Disposition Percent Gross Sale Rentable Square % Leased at Property Name Location Date Ownership Price Footage $ / SF Disposition Pasadena Corporate Park Los Angeles, CA 3/31/2020 100% $ 78,000 261,677 298 94.3% Cranberry Woods Drive Pittsburgh, PA 1/16/2020 100% 180,000 823,979 218 100.0% Lindbergh Center Atlanta, GA 9/26/2019 100% 187,000 1,105,000 169 98.8% One & Three Glenlake Atlanta, GA 4/15/2019 100% 227,500 710,832 320 100.0% 222 East 41st Street New York, NY 5/29/2018 100% 332,500 389,522 854 100.0% Total - Dispositions (excluding Joint Ventures) $ 1,005,000 3,291,010 Contributed Property Contributed % Sold / Value Rentable Square % Leased at to Joint Venture Location Closing Date Retained @ 100% Footage $ / SF Closing Date 221 Main Street San Francisco, CA 10/8/2020 45% / 55% $ 400,000 383,882 1,042 97.4% University Circle San Francisco, CA 45% / 55% 540,000 451,287 1,197 100.0% 333 Market Street San Francisco, CA 45% / 55% 500,000 657,114 761 100.0% Subtotal (2 Property Portfolio) 7/6/2017 & 2/1/2018 (1) 1,040,000 1,108,401 938 100.0% Total - Joint Ventures $ 1,440,000 1,492,283 (1) A 22.5% ownership interest in both properties was sold within the Allianz joint venture on July 6, 2017 with an additional 22.5% ownership interest sold on February 1, 2018. Supplemental Information - Q3 2020 28

Columbia Property Trust, Inc. Development Projects Unaudited ($ in thousands) CXP Share CXP Approximate Estimated Equity Estimated Debt Estimated Estimated Project / Ownership Square Project Initial % Balance at Total Balance at Total Total Location Share (1) Feet Start Occupancy Leased 9/30/20 Equity 9/30/20 Debt Investment 149 Madison Avenue Redevelopment 100% 121,000 Q4 2017 TBD 0% $ 115,905 TBD $ - $ - TBD New York, NY 799 Broadway 49.7% 182,000 Q4 2018 Q3 2021 0% $ 47,735 $ 58,603 $ 67,416 $ 92,939 $ 151,542 New York, NY 80 M Street Vertical Expansion 100% 105,000 Q2 2020 Q2 2022 57% $ 17,169 $ 95,800 $ - $ - $ 95,800 Washington, D.C. 101 Franklin Street (f/k/a 250 Church St) 92.5% 235,000 TBD TBD 0% $ 208,544 TBD $ - TBD TBD Redevelopment New York, NY Terminal Warehouse Redevelopment 8.65% 1,230,000 TBD TBD 0% $ 43,877 TBD $ 55,628 TBD TBD New York, NY (1) CXP owns the following additional interests in properties through its interest in Normandy Real Estate Fund IV, L.P.: 799 Broadway (0.64%), 101 Franklin Street (0.15%), and Terminal Warehouse (0.06%). Supplemental Information - Q3 2020 29

Columbia Property Trust, Inc. Reconciliation of Net Income to Normalized Funds From Operations (NFFO) Unaudited (in thousands, except per-share amounts) Three Months Ended 9/30/2020 6/30/2020 3/31/2020 12/31/2019 9/30/2019 Net income (loss) attributable to CXP stockholders $ 5,367 $ 5,085 $ 6,290 $ (21,777) $ (20,286) Depreciation 17,378 17,379 18,330 18,780 19,773 Amortization 9,584 7,405 6,721 5,856 7,485 Adjustments included in income (loss) from 12,795 13,484 12,797 12,613 12,574 unconsolidated joint ventures Gain on sale of real estate assets - (17) (13,344) - (112) Impairment loss on real estate assets - - - 20,577 23,364 FFO $ 45,124 $ 43,336 $ 30,794 $ 36,049 $ 42,798 Adjustments included in income (loss) from 9 4 (13) 1 4 unconsolidated joint ventures Acquisition costs 391 358 12,081 3,961 2,437 Non-cash compensation expense - OP units 3,190 3,155 2,358 - - Adjustments included in net loss attributable to (134) (130) (128) (126) - non-controlling interest in consolidated joint venture Adjustments included in net income attributable to non- 191 126 71 - - controlling interest in the Operating Partnership Normalized FFO $ 48,771 $ 46,849 $ 45,163 $ 39,885 $ 45,239 Normalized FFO per share/unit (Basic) $ 0.42 $ 0.40 $ 0.39 $ 0.35 $ 0.39 Normalized FFO per share/unit (Diluted) $ 0.42 $ 0.40 $ 0.39 $ 0.34 $ 0.39 Weighted-average common shares/units outstanding - Basic 117,189 117,167 116,910 115,557 116,522 Weighted-average common shares/units outstanding - Diluted 117,189 117,167 116,925 115,802 116,821 Reconciliation of Cash Flows From Operations to Adjusted Funds From Operations (AFFO) Unaudited (in thousands, except per-share amounts) Three Months Ended 9/30/2020 6/30/2020 3/31/2020 12/31/2019 9/30/2019 Net Cash Provided by Operating Activities $ 35,655 $ 28,228 $ 16,147 $ 33,379 $ 40,548 Adjustments included in income (loss) from 12,127 12,923 13,125 12,013 12,147 unconsolidated joint ventures Distributions from unconsolidated joint ventures (5,044) (7,042) (6,996) (7,376) (7,075) Net changes in operating assets and liabilities (801) 9,276 6,892 (6,192) (6,358) Non-cash compensation expense in acquisition costs (1) (1) (310) - - Acquisition costs 391 358 12,081 3,961 2,437 Market value adjustment to investment in Real Estate Funds (192) (227) (160) Maintenance capital (1) (2) (3,194) (2,138) (8,192) (33,205) (6,991) AFFO $ 38,941 $ 41,377 $ 32,587 $ 2,580 $ 34,708 Weighted-average common shares/units outstanding - Basic 117,189 117,167 116,910 115,557 116,522 Weighted-average common shares/units outstanding - Diluted 117,189 117,167 116,925 115,802 116,821 (1) See page 36 of this supplemental report for a description of Maintenance Capital and page 15 for more details on capital expenditures. (2) Reflects CXP's ownership share of capital expenditures for properties held in joint ventures. Supplemental Information - Q3 2020 30

Columbia Property Trust, Inc. Reconciliation of Net Operating Income (based on GAAP rents) to Net Operating Income (based on cash rents) Unaudited (in thousands) Three Months Ended 9/30/2020 6/30/2020 3/31/2020 12/31/2019 9/30/2019 Net Operating Income (based on GAAP rents) $ 67,366 $ 65,356 $ 63,009 $ 60,634 $ 64,282 Straight-line rental income, net (wholly-owned) (5,045) (2,183) (3,275) (2,723) (1,953) Straight-line rental income, net (joint venture) 516 843 559 404 218 Above/below market lease amortization, net (wholly-owned) (1,722) (1,390) (1,391) (1,002) (1,108) Above/below market lease amortization, net (joint venture) (2,951) (3,044) (2,551) (2,435) (2,443) Net Operating Income (based on cash rents) $ 58,164 $ 59,582 $ 56,351 $ 54,878 $ 58,996 Reconciliation of Funds From Operations (FFO) to Adjusted Funds From Operations (AFFO) Unaudited (in thousands) Three Months Ended 9/30/2020 6/30/2020 3/31/2020 12/31/2019 9/30/2019 FFO $ 45,124 $ 43,336 $ 30,794 $ 36,049 $ 42,798 Adjustments included in income (loss) from 9 4 (13) 1 4 unconsolidated joint ventures Adjustments included in net loss attributable to non-controlling (134) (130) (128) (126) - interest in consolidated joint venture Adjustments included in net income attributable to non- 191 126 71 - - controlling interest in the Operating Partnership Acquisition costs 391 358 12,081 3,961 2,437 Non-cash compensation expense - OP units 3,190 3,155 2,358 - - Normalized FFO $ 48,771 $ 46,849 $ 45,163 $ 39,885 $ 45,239 Above/below market lease amortization, net (1,722) (1,390) (1,391) (1,002) (1,108) Straight-line rental income, net (5,045) (2,183) (3,275) (2,723) (1,953) Non-cash compensation expense - stock 2,197 2,081 1,989 1,445 1,536 Non-cash interest expense 643 643 643 640 640 Non-cash operating lease expense - G&A (30) (30) (37) (29) (28) Other non-cash adjustments included in income (loss) from (2,679) (2,455) (2,313) (2,431) (2,627) unconsolidated joint ventures Total other non-cash adjustments (6,636) (3,334) (4,384) (4,100) (3,540) Maintenance capital (1) (2) (3,194) (2,138) (8,192) (33,205) (6,991) AFFO $ 38,941 $ 41,377 $ 32,587 $ 2,580 $ 34,708 Weighted-average common shares/units outstanding - Basic 117,189 117,167 116,910 115,557 116,522 Weighted-average common shares/units outstanding - Diluted 117,189 117,167 116,925 115,802 116,821 (1) See page 36 of this supplemental report for a description of Maintenance Capital and page 15 for more details on capital expenditures. (2) Reflects CXP's ownership share of capital expenditures for properties held in joint ventures. Supplemental Information - Q3 2020 31

Columbia Property Trust, Inc. Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned properties Unaudited (in thousands) Three Months Ended 9/30/2020 6/30/2020 3/31/2020 12/31/2019 9/30/2019 Net income (loss) attributable to CXP stockholders $ 5,367 $ 5,085 $ 6,290 $ (21,777) $ (20,286) Interest expense (net) 9,415 9,449 9,553 9,717 10,289 Income tax expense 383 (185) (2,243) 3 2 Depreciation 17,378 17,379 18,330 18,780 19,773 Amortization 9,584 7,405 6,721 5,856 7,485 Adjustments included in income (loss) from unconsolidated joint 15,140 15,704 14,661 14,274 14,224 ventures EBITDA $ 57,267 $ 54,837 $ 53,312 $ 26,853 $ 31,487 Gain on sale of real estate assets - (17) (13,344) - (112) Impairment loss on real estate assets - - - 20,577 23,364 EBITDAre $ 57,267 $ 54,820 $ 39,968 $ 47,430 $ 54,739 Acquisition costs 391 358 12,081 3,961 2,437 Non-cash compensation expense - OP units 3,190 3,155 2,358 - - Adjustments included in net loss attributable to non-controlling (134) (130) (128) (126) - interest in consolidated joint venture Adjustments included in net income attributable to non-controlling 191 126 71 - - interest in the Operating Partnership Adjusted EBITDAre $ 60,905 $ 58,329 $ 54,350 $ 51,265 $ 57,176 Management fee revenues (9,632) (10,447) (8,240) (1,863) (1,914) Management fee revenues - unconsolidated (1) (809) (514) (342) - - General and administrative - corporate 8,325 7,964 9,424 9,072 7,103 Management fee expense 7,785 9,231 6,945 1,081 839 Straight line rental income (net) (5,045) (2,183) (3,275) (2,723) (1,953) Above/below market lease amortization, net (1,722) (1,390) (1,391) (1,002) (1,108) Market value adjustment to investment in Real Estate Funds 192 227 160 - - Adjustments included in income (loss) from unconsolidated joint (1,835) (1,635) (1,280) (952) (1,147) ventures Net Operating Income (based on cash rents) $ 58,164 $ 59,582 $ 56,351 $ 54,878 $ 58,996 Same Store Net Operating Income (based on cash rents) (14,521) (15,441) (15,702) (15,211) (15,308) CXP Ownership of Properties in Unconsolidated Joint Ventures (2) Less Net Operating Income from: Acquisitions / Development (3), (4) (9,082) (2,532) (2,367) (509) 39 Dispositions (5) 61 171 (1,780) (5,240) (10,824) Same Store Net Operating Income (based on cash rents) $ 34,622 $ 41,780 $ 36,502 $ 33,918 $ 32,903 wholly-owned properties (6) (1) Reflects CXP's pro rata share of Management Fee Revenues earned by unconsolidated Real Estate Services JVs, which are recorded in Equity in Earnings of Unconsolidated JVs. (2) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19). (3) Reflects activity for the following property acquired since July 1, 2019, for all periods presented: 201 California Street (12/9/19). (4) Reflects activity for the following development projects, for all periods presented: 149 Madison Avenue, 799 Broadway (49.7%), 101 Franklin (92.5%), and Terminal Warehouse (8.65%). (5) Reflects activity for the following properties sold since July 1, 2019, for all periods presented: Pasadena Corporate Park, Cranberry Woods Drive, and Lindbergh Center. (6) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented. Supplemental Information - Q3 2020 32

Columbia Property Trust, Inc. Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned properties Unaudited (in thousands) Nine Months Ended 9/30/2020 9/30/2019 Net income (loss) attributable to CXP stockholders $ 16,742 $ 30,974 Interest expense (net) 28,417 33,280 Income tax expense (2,045) 18 Depreciation 53,087 59,512 Amortization 23,710 22,052 Adjustments included in income (loss) from unconsolidated joint ventures 45,505 43,060 EBITDA $ 165,416 $ 188,896 Gain on sale of real estate assets (13,361) (42,030) Impairment loss on real estate assets - 23,364 EBITDAre $ 152,055 $ 170,230 Acquisition costs 12,830 2,437 Non-cash compensation expense - OP units 8,703 - Adjustments included in net loss attributable to non-controlling interest in consolidated joint (392) - venture Adjustments included in net income attributable to non-controlling interest in the Operating 388 - Partnership Adjusted EBITDAre $ 173,584 $ 172,667 Management fee revenues (28,319) (5,681) Management fee revenues - unconsolidated (1) (1,665) - General and administrative - corporate 25,713 23,707 Management fee expense 23,961 2,486 Straight line rental income (net) (10,503) (9,672) Above/below market lease amortization, net (4,503) (3,360) Market value adjustment to investment in Real Estate Funds 579 - Adjustments included in income (loss) from unconsolidated joint ventures (4,750) (3,278) Net Operating Income (based on cash rents) $ 174,097 $ 176,869 Same Store Net Operating Income (based on cash rents) (45,664) (46,211) CXP Ownership of Properties in Unconsolidated Joint Ventures (2) Less Net Operating Income from: Acquisitions / Development (3), (4) (13,981) 251 Dispositions (5) (1,548) (35,619) Same Store Net Operating Income (based on cash rents) $ 112,904 $ 95,290 wholly-owned properties (6) (1) Reflects CXP's pro rata share of Management Fee Revenues earned by unconsolidated Real Estate Services JVs, which are recorded in Equity in Earnings of Unconsolidated JVs. (2) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19). (3) Reflects activity for the following property acquired since January 1, 2019, for all periods presented: 201 California Street (12/9/19). (4) Reflects activity for the following development projects, for all periods presented: 149 Madison Avenue, 799 Broadway (49.7%), 101 Franklin (92.5%), and Terminal Warehouse (8.65%). (5) Reflects activity for the following properties sold since January 1, 2019, for all periods presented: Pasadena Corporate Park, Cranberry Woods, Lindbergh Center, and One & Three Glenlake. (6) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented. Supplemental Information - Q3 2020 33

Columbia Property Trust, Inc. Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned properties Unaudited (in thousands) Three Months Ended 9/30/2020 6/30/2020 3/31/2020 12/31/2019 9/30/2019 Net income (loss) attributable to CXP stockholders $ 5,367 $ 5,085 $ 6,290 $ (21,777) $ (20,286) Interest expense (net) 9,415 9,449 9,553 9,717 10,289 Income tax expense 383 (185) (2,243) 3 2 Depreciation 17,378 17,379 18,330 18,780 19,773 Amortization 9,584 7,405 6,721 5,856 7,485 Adjustments included in income (loss) from unconsolidated joint 15,140 15,704 14,661 14,274 14,224 ventures EBITDA $ 57,267 $ 54,837 $ 53,312 $ 26,853 $ 31,487 Gain on sale of real estate assets - (17) (13,344) - (112) Impairment loss on real estate assets - - - 20,577 23,364 EBITDAre $ 57,267 $ 54,820 $ 39,968 $ 47,430 $ 54,739 Acquisition costs 391 358 12,081 3,961 2,437 Non-cash compensation expense - OP units 3,190 3,155 2,358 - - Adjustments included in net loss attributable to non-controlling (134) (130) (128) (126) - interest in consolidated joint venture Adjustments included in net income attributable to non-controlling 191 126 71 - - interest in the Operating Partnership Adjusted EBITDAre $ 60,905 $ 58,329 $ 54,350 $ 51,265 $ 57,176 Management fee revenues (9,632) (10,447) (8,240) (1,863) (1,914) Management fee revenues - unconsolidated (1) (809) (514) (342) - - General and administrative - corporate 8,325 7,964 9,424 9,072 7,103 Management fee expense 7,785 9,231 6,945 1,081 839 Market value adjustment to investment in Real Estate Funds 192 227 160 - - Adjustments included in income (loss) from unconsolidated joint 600 566 712 1,079 1,078 ventures Net Operating Income (based on GAAP rents) $ 67,366 $ 65,356 $ 63,009 $ 60,634 $ 64,282 Same Store Net Operating Income (based on GAAP rents) (16,284) (17,028) (17,573) (17,243) (17,534) CXP Ownership of Properties in Unconsolidated Joint Ventures (2) Less Net Operating Income from: Acquisitions / Development (3), (4) (10,467) (4,113) (3,612) (777) 39 Dispositions (5) 55 167 (1,526) (5,163) (10,602) Same Store Net Operating Income (based on GAAP rents) $ 40,670 $ 44,382 $ 40,298 $ 37,451 $ 36,185 wholly-owned properties (6) (1) Reflects CXP's pro rata share of Management Fee Revenues earned by unconsolidated Real Estate Services JVs, which are recorded in Equity in Earnings of Unconsolidated JVs. (2) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19). (3) Reflects activity for the following property acquired since July 1, 2019, for all periods presented: 201 California Street (12/9/19). (4) Reflects activity for the following development projects, for all periods presented: 149 Madison Avenue, 799 Broadway (49.7%), 101 Franklin (92.5%), and Terminal Warehouse (8.65%). (5) Reflects activity for the following properties sold since July 1, 2019, for all periods presented: Pasadena Corporate Park, Cranberry Woods Drive, and Lindbergh Center. (6) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented. Supplemental Information - Q3 2020 34

Columbia Property Trust, Inc. Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned properties Unaudited (in thousands) Nine Months Ended 9/30/2020 9/30/2019 Net income (loss) attributable to CXP stockholders $ 16,742 $ 30,974 Interest expense (net) 28,417 33,280 Income tax expense (2,045) 18 Depreciation 53,087 59,512 Amortization 23,710 22,052 Adjustments included in income (loss) from unconsolidated joint ventures 45,505 43,060 EBITDA $ 165,416 $ 188,896 Gain on sale of real estate assets (13,361) (42,030) Impairment loss on real estate assets - 23,364 EBITDAre $ 152,055 $ 170,230 Acquisition costs 12,830 2,437 Non-cash compensation expense - OP units 8,703 - Adjustments included in net loss attributable to non-controlling interest in consolidated joint (392) - venture Adjustments included in net income attributable to non-controlling interest in the Operating 388 - Partnership Adjusted EBITDAre $ 173,584 $ 172,667 Management fee revenues (28,319) (5,681) Management fee revenues - unconsolidated (1) (1,665) - General and administrative - corporate 25,713 23,707 Management fee expense 23,961 2,486 Market value adjustment to investment in Real Estate Funds 579 - Adjustments included in income (loss) from unconsolidated joint ventures 1,878 3,221 Net Operating Income (based on GAAP rents) $ 195,731 $ 196,400 Same Store Net Operating Income (based on GAAP rents) (50,885) (52,712) CXP Ownership of Properties in Unconsolidated Joint Ventures (2) Less Net Operating Income from: Acquisitions / Development (3), (4) (18,192) 251 Dispositions (5) (1,304) (34,868) - Same Store Net Operating Income (based on GAAP rents) $ 125,350 $ 109,071 wholly-owned properties (6) (1) Reflects CXP's pro rata share of Management Fee Revenues earned by unconsolidated Real Estate Services JVs, which are recorded in Equity in Earnings of Unconsolidated JVs. (2) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19). (3) Reflects activity for the following property acquired since January 1, 2019, for all periods presented: 201 California Street (12/9/19). (4) Reflects activity for the following development projects, for all periods presented: 149 Madison Avenue, 799 Broadway (49.7%), 101 Franklin (92.5%), and Terminal Warehouse (8.65%). (5) Reflects activity for the following properties sold since January 1, 2019, for all periods presented: Pasadena Corporate Park, Cranberry Woods, Lindbergh Center, and One & Three Glenlake. (6) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented. Supplemental Information - Q3 2020 35

Columbia Property Trust, Inc. Definitions - Non-GAAP Financial Measures Included in this supplemental report are non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. These measures include earnings (or components of earnings), as defined, from both continuing operations and discontinued operations. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the company's financial condition and results of operations can be found below. Adjusted Funds From Operations (“AFFO”): AFFO is calculated by adjusting Cash Flow from Operations to exclude (i) changes in assets and liabilities resulting from timing differences in payments and receipts (ii) additional amortization of lease assets (liabilities), (iii) straight-line rental income, (iv) gain (loss) on interest rate swaps, (v) maintenance capital expenditures (see definition below), and adding back (vi) stock based compensation expense, (vii) non-cash interest expense and (viii) non-cash lease expenses. AFFO excludes revenues for deferred rental billings. Because AFFO adjusts for income and expenses that we believe are not reflective of our core operations, we believe AFFO provides useful supplemental information. AFFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net cash flows from operating activities or net income. Adjusted EBITDAre : Adjusted EBITDAre is defined as EBITDAre plus (minus) losses and gains on early extinguishment of debt, plus (minus) losses and gains from interest rate swaps. EBITDA: EBITDA is defined as net income before interest, taxes, depreciation and amortization. We believe EBITDA is a reasonable measure of our liquidity. EBITDA is a non-GAAP financial measure and should not be viewed as an alternative measurement of cash flows from operating activities or other GAAP basis liquidity measures. Other REITs may calculate EBITDA differently and our calculation should not be compared to that of other REITs. EBITDAre : EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. Funds From Operations (“FFO”): FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), represents net income (computed in accordance with GAAP), plus depreciation of real estate assets and amortization of lease-related costs, excluding gains (losses) on sales of real estate and impairment losses on real estate assets. The Company computes FFO in accordance with NAREIT's definition, which may differ from the methodology for calculating FFO, or similarly titled measures, used by other companies and this may not be comparable to those presentations. We consider FFO an appropriate supplemental performance measure given its wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assume that the value of real estate diminishes predictably over time. Normalized FFO: We calculate Normalized FFO by starting with FFO, as defined by NAREIT, and adjusting for certain items that are not reflective of our core operations, including: (i) losses and gains on interest rate swaps and (ii) losses and gains on early extinguishment of debt. Such items create significant earnings volatility. We believe Normalized FFO provides a meaningful measure of our operating performance and more predictability regarding future earnings potential. Normalized FFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net income; therefore, it should not be compared to other REITs' equivalent to Normalized FFO. Net Operating Income (based on cash rents) (“NOI - cash rents”): NOI - cash rents is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, (iii) interest expense associated with interest rates swaps, (iv) non-cash property operations, (v) straight-line rental income, and (vi) net effect of above/(below) market lease amortization. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. NOI - cash rents is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Net Operating Income (based on GAAP rents) (“NOI - GAAP rents”): NOI - GAAP rents is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, and (iii) interest expense associated with interest rates swaps. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. NOI - GAAP rents is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Same Store Net Operating Income (“Same Store NOI”): Same Store NOI is calculated as the NOI attributable to the properties continuously owned and operating for the entirety of the reporting periods presented. We believe Same Store NOI is an important measure of comparison of our stabilized properties’ operating performance. Other REITs may calculate Same Store NOI differently and our calculation should not be compared to that of other REITs. Definitions - Other Annualized Lease Revenue (“ALR”): ALR is the sum of (i) annualized rental payments (defined as base rent plus operating expense reimbursements, excluding rental abatements) for executed and commenced leases as well as leases executed but not yet commenced for vacant space, and (ii) annualized parking revenues, payable either under the terms of an executed lease or vendor contract. ALR excludes rental payments for executed leases that have not yet commenced for space covered by an existing lease. Maintenance Capital: Capital expenditures incurred to maintain the building structure and functionality, and to lease space at our properties in their current condition. Maintenance capital excludes capital for recent acquisitions and first generation leasing. Investment Capital: Capital expenditures incurred to lease space to first generation tenants; to lease space that has been vacant for more than one year; to expand or repurpose building functionality in our existing portfolio; and to bring properties up to our ownership standards. We establish our ownership standards based on Class A office property characteristics typical for the respective local market, including level of finishes, systems, accessibility, and defined market presence. All costs incurred within 36 months of acquisition are considered Investment Capital. Supplemental Information - Q3 2020 36